EXHIBIT 10.5
FIRST AMENDMENT TO INDUSTRIAL LEASE

This First Amendment to Industrial Lease (this "Amendment") is made and entered into as of February 10, 2022 (the “Amendment Effective Date”) , by and between CASTILIAN 70, LLC, a Delaware limited liability company ("Landlord") , and APPFOLIO, INC., a Delaware corporation ("Tenant") .

RECITALS

A.Landlord, as successor-in-interest to 50 Castilian Drive, LLC (“Prior Landlord”) , and Tenant are parties to that certain Industrial Lease dated December 6, 2019 (the “Original Lease”) . Landlord, as successor-in-interest to Prior Landlord, and Tenant are also parties to that certain Umbrella Agreement dated December 6, 2019 among Landlord, Castilian 90, LLC (“Castilian 90”) , successor-in- interest to Prior Landlord, and Castilian 50, LLC (“Castilian 50”) , successor-in-interest to Prior Landlord (the “Umbrella Agreement”) , and that certain letter agreement dated as of October 18, 2020 (relating to improvement allowances) among Landlord, Castilian 90, successor-in-interest to Prior Landlord, and Castilian 50, successor-in-interest to Prior Landlord (the “Allowance Letter Agreement”) .

B.Pursuant to the Original Lease, Tenant leases from Landlord certain premises (the "Premises") consisting of 86,290 rentable square feet in that certain building commonly known as 70 Castilian Drive, in the City of Goleta, County of Santa Barbara, State of California (the “Building”) . The Premises is part of that certain project (the “Project”) , consisting of the Building, the parcel of land on which the Building is located (the “70 Parcel”) , the improved parcel of land at 50 Castilian Drive, Goleta, California (the “50 Parcel”) , and the improved parcel of land at 90 Castilian Drive, Goleta, California (the “90 Parcel”) , as more particularly described in the Original Lease. The 50 Parcel, the 70 Parcel and the 90 Parcel are each depicted on Exhibit A attached hereto.

C.Landlord and Tenant now desire to, among other things, (i) terminate the Umbrella Agreement and the “Existing Lease” (as defined in the Original Lease) , in their entirety; and (ii) clarify and stipulate as to certain matters relating to the non-existence of Project common areas, Project property taxes, and Project Operating Expenses, and the remaining improvement allowance for the Building, all upon the terms and conditions set forth in this Amendment.

D.All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Original Lease. The Original Lease, as amended by this Amendment, shall herein be referred to as the "Lease." All references in the Lease to the "Lease" shall herein refer to the Original Lease, as amended by this Amendment.

AGREEMENT

NOW, THEREFORE, for and in consideration of the sum of One Hundred Dollars ($100) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.Termination of Umbrella Agreement. Tenant hereby acknowledges and agrees that Landlord has satisfied all of its obligations under the Umbrella Agreement and the Existing Lease, to Tenant’s satisfaction. Effective as of the Amendment Effective Date, the Umbrella Agreement and the Existing Lease shall immediately and automatically terminate in their entirety, and shall be null and void, with no force or effect, and, Landlord shall not have any obligations or liabilities whatsoever under or in

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70 Castilian-AppFolio-First Amendment to Industrial Lease (Final)

connection with the Umbrella Agreement or the Existing Lease. For the avoidance of any doubt, no provision of the Umbrella Agreement or the Existing Lease shall survive (or otherwise be effective) from and after the Amendment Effective Date. Effective as of the Amendment Effective Date, all references in the Original Lease to the Umbrella Agreement (including, without limitation, references to the “MAC Surviving Liabilities” under the Umbrella Agreement) and all references in the Original Lease to the Existing Lease shall be null and void, with no force or effect. Concurrently with its execution of this Amendment, each of Landlord and Tenant shall execute and deliver a Termination of Umbrella Agreement, in the form attached hereto as Exhibit B, among Landlord, Tenant, Castilian 50 and Castilian 90 (the “Umbrella Termination”).

2.Signage.

2.1Tenant hereby agrees that, notwithstanding anything to the contrary in the Original Lease, all of Tenant’s signage rights in the Original Lease shall relate solely to the 70 Parcel, and Tenant shall not have any right under the Lease to place, keep or maintain any of its signage in the 50 Parcel or the 90 Parcel.

2.2Landlord and Tenant acknowledge that there are currently two (2) monument signs located solely within the 70 Parcel, and Tenant shall have the right, at its sole cost and expense, subject to City and any other required governmental approvals, to place its commercially reasonable identification signage on such monument signs located solely within the 70 Parcel. Tenant shall not have the right to use or place its signage on, or otherwise use, any other monument sign under the Lease.

3.Parking. Effective on the Amendment Effective Date, Section C(2) of the Basic Provisions in the Original Lease (Parking) is hereby deleted in its entirety, and replaced with the following provisions of this Section 3:

3.1From and after the Amendment Effective Date, Tenant shall have the exclusive use of a maximum total of two hundred thirty (230) unreserved parking spaces (the “Maximum Number of Parking Spaces”) located in the Parking Lot (as defined in Section 3.2 below), but subject to the locations for the Parcel 50 Spaces and Parcel 90 Spaces, as defined in Section 3.2 below, except to the extent such amount of spaces is required by applicable law or any governmental authority having jurisdiction over the Project to be reduced and such requirement does not result from any voluntary action taken by Landlord, provided, that the parties acknowledge and agree that the foregoing terms of this sentence shall not permit Landlord to allocate parking spaces in the Parking Lot to any buildings other than the Building, or to allocate, authorize, or allow others to use the Parking Lot in any way that decreases the Maximum Number of Parking Spaces exclusively available to the tenants of the Building. Landlord shall not authorize any other person, firm, organization or entity to use or reserve parking spaces in, and shall not allow any other person, firm, organization or entity to authorize the use of (or the reservation of parking spaces in), the Parking Lot. If parking available to Tenant in the Parking Lot is being substantially limited by the use of third parties so that the Parking Lot (together with any other parking area available to Tenant hereunder) does not meet Tenant’s normal parking needs (which comply with the terms of the Lease), Landlord and Tenant shall cooperate with one another to establish procedures and mechanisms that will prevent unauthorized parking by others in the Parking Lot. Subject to the terms of this Section 3 (including, without limitation, the Maximum Number of Parking Spaces), Tenant shall have the exclusive use of the Parking Lot without additional parking charges during the remaining Term of the Lease.

3.2All parking spaces under the Lease (i.e., all of the Maximum Number of Parking Spaces) shall be located only in the parking lot depicted on Exhibit C attached hereto (the “Parking Lot”), which Parking Lot is located solely within the 70 Parcel; provided, however, twenty-seven (27) of the Maximum Number of Parking Spaces (the “Parcel 50 Spaces”) shall be located in the parking lot

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70 Castilian-AppFolio-First Amendment to Industrial Lease (Final)

serving the building on the 50 Parcel (the “50 Parking Lot”), and six (6) of the Maximum Number of Parking Spaces (the “Parcel 90 Spaces”) shall be located in the parking lot serving the building on the 90 Parcel (the “90 Parking Lot”), each as depicted on Exhibit C attached hereto. Notwithstanding anything to the contrary in the Lease, Tenant shall not (and shall ensure its officers, directors, affiliates, partners, members, employees, agents, shareholders, representatives, subtenants, successors, assigns, visitors, licensees and invitees do not) park or use any parking area anywhere in the Project other than the Parking Lot (or, with respect to the Parcel 50 Spaces and the Parcel 90 Spaces only, the 50 Parking Lot and the 90 Parking Lot, respectively, in areas designated by Landlord). Landlord acknowledges that, so long as Tenant leases space in one or more other buildings at the Project (other than the Building), Tenant may, subject to the terms and conditions of this Section 3, allow its employees, agents, representatives and visitors at such other building(s) (“Tenant Users”) to use Tenant’s unreserved parking spaces in the Parking Lot that are allocated to Tenant hereunder, provided that the amount of parking allocated to Tenant shall not be increased as a result thereof, and Tenant shall not (and shall ensure its officers, directors, affiliates, partners, members, employees, agents, shareholders, representatives, subtenants, successors, assigns, visitors, licensees and invitees, and Tenant Users, do not) use a combined aggregate total amount of parking spaces in excess of the Maximum Number of Parking Spaces.

3.3In the event that Tenant assigns the Lease or subleases all or a portion of the Premises as permitted under the Lease, Tenant shall have the right to grant to the assignee or sublessee, as the case may be, the use of some or all of the parking spaces allotted to Tenant under the Lease, which such number of assigned or sublet spaces within such allotment shall be at Tenant’s sole discretion (subject to the Maximum Number of Parking Spaces limitations, and the limitations with respect to the Parcel 50 Spaces and the Parcel 90 Spaces).

4.No Common Areas. Landlord and Tenant hereby acknowledge, agree and stipulate that, notwithstanding anything to the contrary in the Lease, from and after the Amendment Effective Date, there are not, and shall not be, any Common Areas under the Lease and there shall be no Project Operating Expenses under Section 7.2.3 of the Original Lease (but without limiting Building Operating Expenses payable by Tenant). Accordingly, Section 1.2 of the Original Lease (Common Areas), and references to “Common Area” in the Original Lease, are hereby deleted. Except for the tenants at the 50 Parcel and the
90 Parcel (and their respective officers, directors, affiliates, partners, members, employees, agents, shareholders, representatives, subtenants, successors, assigns, visitors, licensees and invitees), Tenant shall have the exclusive right to use easements (if any) designated by Landlord from time to time for ingress and egress as are necessary for Tenant's use and occupancy of the Premises. With respect to the Parking Lot, and walkways and landscaping within the 70 Parcel alone, Landlord shall keep the same in good order and repair; provided, however, all costs and expenses incurred by Landlord relating to the Parking Lot (and the Parcel 50 Spaces and Parcel 90 Spaces) and such walkways and landscaping (including, without limitation, those for maintenance and repair) shall be included and paid for by Tenant as part of Building Operating Expenses, subject to any exclusions therefrom set forth in the Original Lease (without limiting any other Building Operating Expenses). Without limiting the foregoing, “Building Operating Expenses” shall include all reasonable and necessary costs and expenses incurred by Landlord in the operation, maintenance, repair and management of the 70 Parcel (including, without limitation, the Building), including, but not limited to the costs and expenses set forth in Section 7.2 of the Original Lease. Notwithstanding anything to the contrary in the Lease, Tenant shall not have the right to use any area within the 50 Parcel or the 90 Parcel (including, without limitation the parking lots serving the same, except for the Parcel 50 Spaces and Parcel 90 Spaces), and the occupants of the 50 Parcel and 90 Parcel shall not be permitted to use any area within the 70 Parcel. From and after the Amendment Effective Date, Tenant shall not be obligated to pay Project Operating Expenses (including property taxes) for the 50 Parcel or 90 Parcel, and Landlord and Tenant shall not have any obligations, costs, or expenses related to portions of the Project that do not pertain to any of the 70 Parcel (including, but not limited to, the Building); provided, however, Tenant shall be required to pay all Building Operating Expenses relating to the 70 Parcel (including, without

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limitation, the Building) based on Tenant’s proportionate share of the Building set forth in the Original Lease. It is the intent of Landlord and Tenant that the 70 Parcel shall be separate from, and shall not have any public or other areas in common with, the 50 Parcel or the 90 Parcel.

5.Undisbursed Improvement Allowance.

5.1Notwithstanding anything to the contrary in the Lease, as of the Amendment Effective Date, there is no remaining improvement allowance under the Lease (i.e., the Aggregate Tenant Improvement Allowance), and the entire Aggregate Tenant Improvement Allowance (including, without limitation, any “Exterior Improvement Allowance”, and any “Interior Tenant Improvement Allowance”) is fully exhausted. Notwithstanding anything to the contrary in the Lease (or the Umbrella Agreement, the Existing Lease or the Allowance Letter Agreement), (a) Tenant is not entitled to any other improvement or construction contribution, reimbursement or allowance (or any credit for any unused contribution, reimbursement or allowance) under or in connection with the Lease (or the Umbrella Agreement, the Existing Lease or the Allowance Letter Agreement) or otherwise, and (b) Tenant shall not have any further rights or remedies whatsoever, and Landlord shall not have any further obligations whatsoever, under the Allowance Letter Agreement.

5.2Section 2.2.4 of Exhibit B to the Original Lease is amended by replacing the language “three (3) years following the Commencement Date” with “three (3) years and six (6) months following the Commencement Date”.

6.Estoppel. Tenant warrants, represents and certifies to Landlord that as of the date of this Amendment, to Tenant’s actual knowledge, (a) Landlord is not in breach or default under the Lease, and no event has occurred which, with the giving of notice or the passage of time, would constitute a breach or default by Landlord, and (b) Tenant does not have any defenses or offsets to payment of rent or other amounts or performance of its obligations under the Lease as and when same becomes due. Landlord warrants, represents and certifies to Tenant that as of the date of this Amendment, to Landlord’s actual knowledge, (i) Tenant is not in breach or default under the Lease, and no event has occurred which, with the giving of notice or the passage of time, would constitute a breach or default by Tenant, and (ii) Landlord does not have any defenses or offsets to payment of rent amounts or performance of its obligations under the Lease as and when same becomes due. Additionally, Section 3(c) of Exhibit L to the Original Lease is hereby deleted and replaced with the following: “(c) To the actual knowledge of Tenant, no party is in breach or default under the Lease. To the actual knowledge of Tenant, no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a breach or default.”

7.Brokers. Tenant represents and warrants to Landlord that it has not dealt with any broker with respect to this Amendment. If Tenant has dealt with any broker or agent, Tenant shall be solely responsible for the payment of all fees and commissions due said broker or agent and Tenant shall protect, indemnify, hold harmless and defend Landlord from all liability in respect thereto. Landlord represents and warrants to Tenant that it has not dealt with any broker with respect to this Amendment. If Landlord has dealt with any broker or agent, Landlord shall be solely responsible for the payment of all fees and commissions due said broker or agent and Landlord shall protect, indemnify, hold harmless and defend Tenant from all liability in respect thereto. The provisions of this Section 7 shall survive any expiration or termination of the Lease.

8.Authority. Tenant, and the individuals executing this Amendment on behalf of Tenant, represent and warrant to Landlord that Tenant has full power and authority to enter into this Amendment and the person signing on behalf of Tenant has been fully authorized to do so by all necessary corporate or partnership action on the part of Tenant. Landlord, and the individuals executing this Amendment on behalf of Landlord, represent and warrant to Tenant that Landlord has full power and

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authority to enter into this Amendment and the person signing on behalf of Landlord has been fully authorized to do so by all necessary corporate or partnership action on the part of Landlord.

9.Counterparts; PDF Signatures. This Amendment may be executed in counterparts, each of which shall be deemed an original part and all of which together shall constitute a single agreement. Signatures on this Amendment sent electronically in PDF format each have the same force and effect as original ink signatures.

10.Original Lease in Full Force. The foregoing Recitals are deemed incorporate in and part of this Amendment. If any conflict exists between the terms and conditions of this Amendment and the terms and conditions of the Original Lease, the terms and conditions of this Amendment shall control. Except as amended by this Amendment, all other terms, covenants and conditions of the Original Lease (but not the Umbrella Agreement or the Existing Lease) shall remain in full force and effect and Landlord and Tenant hereby ratify the Original Lease (but not the Umbrella Agreement or the Existing Lease), as amended hereby.

[SIGNATURE PAGE FOLLOWS]

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70 Castilian-AppFolio-First Amendment to Industrial Lease (Final)

IN WITNESS WHEREOF, this Amendment is executed as of the Amendment Effective Date.

LANDLORD:

CASTILIAN 70, LLC, a Delaware limited liability company

By: /s/ Brian Rupp
Name: Brian Rupp
Title: as authorized signatory

TENANT:

APPFOLIO, INC.,, a Delaware corporation

By: /s/ Jason Randall
Name: Jason Randall
Title: Chief Executive Officer

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EXHIBIT A

50 Parcel, 70 Parcel and 90 Parcel

FD. 1/2" IRON PIPE (OPEN)
PER FINAL MAP NO. 32050
BOOK 206, PAGES 31-54
POB PARCEL 2
PER TITLE REPORT
FLOOD ZONE "AE"
PAC R R SOUTHERN
APN: 073-010-002
FLOOD ZONE "AE"
N 74°35'07" E
APPROXIMATE LOCATION
OF FLOOD ZONE LIMIT LINE
VILLAGE AT LOS CARNEROS LP
APN: 073-330-041
APPROXIMATE LOCATION
OF FLOOD ZONE LIMIT LINE
FLOOD ZONE "AE"
ESTABLISHED PER
FINAL MAP NO. 32050
BOOK 206, PAGES 31-54
LOT LINE
PER TRACT 13,072
M.B. 124/4-9
ADJUSTED LOT 2
LLA 97-LA-001
INST. 98-39305
NCS-1034026-B-LA2
PARCEL LINE
PER TITLE REPORT
APPROXIMATE LOCATION
OF FLOOD ZONE LIMIT LINE
FLOOD ZONE SHADED "X"
ADJUSTED LOT 1
LLA 97-LA-001
INST. 98-39305
NCS-1034026-A-LA2
LOT LINE
PER TRACT 13,072
M.B. 124/4-9
FD. 2" IRON PIPE W/
PER FINAL MAP NO.
BOOK 206, PAGES 31-
FLOOD ZONE "X"
PARCEL LINE
PER TITLE REPORT
CASTILIAN DRIVE
(60' WIDE PUBLIC RIGHT OF WAY)
N 74°34'00" E
FD. 4 SCRIBED ON SMH RIM
PER FINAL MAP NO. 32050
BOOK 206, PAGES 31-54
ADJUSTED LOT 3
LLA 97-LA-001
INST. 98-39305
NCS-1034026-C-LA2
TONA DRIVE

628.75'
FLOOD ZONE "AE"
FLOOD ZONE "AE"
D=27°40'49"
LOT LINE
PER TRACT 13,072
M.B. 124/4-9
N 74°35'07" E
~TECOLOTITO CREEK~
FLOOD ZONE "AE"
R=1416.07'
PARCEL LINE
PER TITLE REPORT
FLOOD ZONE SHADED "X"
~ASPHALT PAVEMENT~
~AREA UNDER CONSTRUCTION AT THE TIME OF SURVEY~
FLOOD ZONE SHADED "X"
BUILDING
70 CASTILIAN DRIVE
2 STORY CONCRETE BUILDING
BUILDING HEIGHT = 32'±
BUILDING AREA = 42,512 S.F.±
NCS-1034026-B-LA2
N 15°26'00" W
NCS-1034026-A-LA2
BUILDING
50 CASTILIAN DRIVE
2 STORY CONCRETE BUILDING
BUILDING HEIGHT = 32'±
BUILDING AREA = 21,246 S.F.±
FLOOD ZONE "X"
D=65°02'30"
R=280.00'
408.54'
402.27'
N 74°34'00" E
MATCH LINE SEE SHEET 3 OF 4
LEGEND:

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EXHIBIT B

Umbrella Termination

UMBRELLA TERMINATION AGREEMENT

This Umbrella Termination Agreement (this “Agreement”) , dated as January 20, 2022 (the “Termination Effective Date”) , is made and entered into by and between CASTILIAN 90, LLC, a Delaware limited liability company ("Castilian 90") , CASTILIAN 70, LLC, a Delaware limited liability company ("Castilian 70") , and CASTILIAN 50, LLC, a Delaware limited liability company ("Castilian 50", and, together with Castilian 70 and Castilian 90, collectively, the “Landlords”) , and APPFOLIO, INC., a Delaware corporation (“AppFolio”) .

RECITALS

A.Castilian 90, as landlord, currently leases to AppFolio, as tenant, space located at 90 Castilian Drive, Goleta, California, pursuant to that certain Industrial Lease dated December 6, 2019 (as amended, the "90 Lease") . Castilian 70, as landlord, currently leases to AppFolio, as tenant, space located at 70 Castilian Drive, Goleta, California, pursuant to that certain Industrial Lease dated December 6, 2019 (as amended, the "70 Lease") . Castilian 50, as landlord, currently leases to AppFolio, as tenant, space located at 50 Castilian Drive, Goleta, California, pursuant to that certain Industrial Lease dated December 6, 2019 (as amended, the "50 Lease", and, together with the 70 Lease and the 90 Lease, collectively, the "Leases") .

B.In connection with the Leases, Castilian 90, Castilian 70 and Castilian 50, each as successor-in-interest to 50 Castilian Drive, LLC, a Delaware limited liability company, and AppFolio are parties to that certain Umbrella Agreement dated as of December 6, 2019 (the “Umbrella Agreement”) .

C.AppFolio acknowledges and agrees that the Landlords have satisfied all of their obligations under the Umbrella Agreement and the “Existing Leases” (as defined in the Umbrella Agreement) , to AppFolio’s satisfaction. The Landlords and AppFolio have determined that it is in their respective best interests to terminate the Umbrella Agreement and the Existing Leases in their entirety, upon the terms and conditions set forth in this Agreement.

D.Capitalized terms used but not defined herein shall have their meanings set forth in the Umbrella Agreement.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlords and AppFolio hereby agree as follows:

1.Agreement to Terminate. Effective as of Termination Effective Date, the Umbrella Agreement and the Existing Leases shall immediately and automatically terminate in their entirety and shall be null and void with no force or effect whatsoever. Without limiting the foregoing, no provision of the Umbrella Agreement or any of the Existing Leases will survive such terminations, and the Landlords shall not have any liability or obligation whatsoever under or in connection with the Umbrella Agreement or the Existing Leases, including, without limitation, in connection with the MAC Surviving Liabilities (as defined in the Umbrella Agreement) , which MAC Surviving Liabilities shall be null and void, with no force or effect whatsoever, as of the Termination Effective Date. For the avoidance of doubt, the Leases shall not be affected by such terminations and shall remain in full force and effect in accordance with their terms,

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provided that the references in the Leases to the Umbrella Agreement and the Existing Leases shall be null and void, with no force or effect whatsoever, as of the Termination Effective Date.

2.Release. Each of the Landlords, on behalf of itself and its affiliates, directors, officers, shareholders, members, partners, employees, agents, representatives, successors and assigns, hereby releases AppFolio, and its affiliates, directors, officers, shareholders, members, partners, employees, agents, representatives, successors and assigns from and against any and all actions, suits, claims, damages, liabilities and obligations (collectively, “Claims”) arising out of or in connection with the Umbrella Agreement or any of the Existing Leases. AppFolio on behalf of itself and its affiliates, directors, officers, shareholders, members, partners, employees, agents, representatives, successors and assigns, hereby releases each of the Landlords, and their respective affiliates, directors, officers, shareholders, members, partners, lenders, ground lessors, employees, agents, representatives, successors and assigns, from and against any and all Claims arising out of or in connection with the Umbrella Agreement or any of the Existing Leases. Each of the Landlords and AppFolio agree that there is a risk that, subsequent to the execution of this Agreement, it will suffer losses or damages which are unknown or unanticipated as of the date hereof, and the Landlords and AppFolio each hereby assume said risk and agree that the releases contained in this Section 2 shall apply to all unknown or unanticipated Claims, as well as those known and anticipated. In connection with the foregoing, the Landlords and AppFolio each hereby waives any and all rights they may have under California Civil Code Section 1542, which Section reads as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

90 Castilian Initials    AppFolio Initials

70 Castilian Initials    50 Castilian Initials

3.Representations and Warranties. AppFolio hereby represents and warrants to the Landlords that (a) AppFolio has not, either voluntarily or by operation of law, heretofore assigned, encumbered or transferred all or any portion of its right, title and interest in or to the Umbrella Agreement or the Existing Leases; (b) AppFolio has full power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby, and the persons signing on behalf of AppFolio have been fully authorized to do so by all necessary action on the part of AppFolio; and (c) no consent or approval of any other party is required for this Agreement to constitute a legal, valid and binding obligation of AppFolio, or to terminate the Umbrella Agreement or the Existing Leases.

4.Miscellaneous.

4.1Entire Agreement. This Agreement (and the Leases) is the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an agreement in writing, signed by the Landlords and AppFolio.

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4.2Drafting. The foregoing Recitals are deemed incorporate in and part of this Agreement. Each party hereto has cooperated and participated in the drafting and preparation of this Agreement, and in any construction of this Agreement, the same shall not be construed against either party based on its alleged role as draftsperson. Section and subsection headings contained in this Agreement are for purposes of identification and reference only and shall not affect in any way the meaning or interpretation of any provision of this Agreement.

4.3Survival. All representations, warranties and agreements in this Agreement shall survive termination of the Umbrella Agreement and the Existing Leases, and shall not be merged with any other document or agreement.

4.4Attorneys’ Fees. In the event of any action for breach of, or to enforce the provisions of this Agreement, the prevailing party in such action shall be entitled to reasonable attorneys’ fees, costs, and expenses and reasonable attorneys’ fees on appeal or other judicial proceedings.

4.5Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and to all of their respective successors and assigns.

4.6California Law. This Agreement shall be governed by and construed in accordance with California law. Venue for any action hereunder or relating hereto shall solely be in the County of Santa Barbara.

4.7Counterparts; PDF Signatures. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but which, when taken together, shall constitute one and the same instrument. A facsimile signature or a PDF or other electronic format signature shall each be as binding, and have the same force and effect, as an original ink signature.

4.8Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

4.9Time of the Essence. Time is of the essence with respect to this Agreement and all obligations hereunder.

4.10Further Assurances. Each party hereto shall, from time to time, upon the request of another party hereto, execute, acknowledge and deliver all such further agreements and other instruments as may be reasonably required to further evidence the terms of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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70 Castilian-AppFolio-First Amendment to Industrial Lease (Final)

IN WITNESS WHEREOF, the Landlords and AppFolio have entered into this Agreement as of the Termination Effective Date.

“CASTILIAN 90”

CASTILIAN 90, LLC, a Delaware limited liability company

By:         Name:         Title:

“CASTILIAN 70”

CASTILIAN 70, LLC, a Delaware limited liability company

By:         Name:         Title:

“CASTILIAN 50”

CASTILIAN 50, LLC, a Delaware limited liability company

By:         Name:         Title:

“APPFOLIO” APPFOLIO, INC.,
a Delaware corporation

By:         Name:         Title:

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70 Castilian-AppFolio-First Amendment to Industrial Lease (Final)

EXHIBIT C

70 Castilian Parking Area

RAILROAD TRACKS
HEADWALL
628.75'
FLOOD ZONE "AE"
GRAVEL WALK
LOT LINE
PER TRACT 13,072
M.B. 124/4-9
~TECOLOTITO CREEK~
APPROXIMATE LOCATION OF FLOOD ZONE LIMIT LINE
N 15°26'00" W
FLOOD ZONE "AE"
D=23°47'50"
R=1416.07'
~TECOLOTITO CREEK~
L=588.15'
CONCRETE SIDEWALK
ASPHALT PAVEMENT
AREA UNDER CONSTRUCTION AT THE TIME OF SURVEY
FLOOD ZONE SHADED "X"
ADJUSTED LOT 1
ADJUSTED LOT 2
LLA 97-LA-001
INST. 98-39305
BUILDING
70 CASTILIAN DRIVE
2 STORY CONCRETE BUILDING
BUILDING HEIGHT = 32'±
BUILDING AREA = 42,512 S.F.±
CONCRETE GUTTER (TYP.)
LANDSCAPED AREA
CONCRETE
FLOOD ZONE "AE"
LOT LINE
PER TRACT 13,072
M.B. 124/4-9
325.85'
402.16'
D=65°02'30"
R=280.00'
L=317.85'
L1
L2
ADJUSTED LOT 3
LLA 97-LA-001
INST. 98-39305
N 49°36'30" E
CASTILIAN DRIVE
(60' WIDE PUBLIC RIGHT OF WAY)
FLOOD ZONE "X"

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